Supplement dated March 12, 2002 to the Prospectus of Artisan Funds, Inc.
                    (Investor Shares) dated November 1, 2001

                              ARTISAN MID CAP FUND

FUND CLOSED TO MOST NEW INVESTORS

Artisan Mid Cap Fund is now closed to most new investors. The Fund closed to limit the growth of its assets and to preserve the management team's ability to manage the Fund effectively for existing shareholders. Existing shareholders may make additional investments in the Fund and may reinvest dividends and capital gain distributions in the Fund, even though the Fund has closed. The Fund will accept new accounts only from investors who satisfy new account eligibility requirements. Eligibility is discussed on page 30 of the prospectus under the section "Who is Eligible to Invest in a Closed Artisan Fund?" and on our website, www.artisanfunds.com.
         --------------------

Call us at 800.344.1770 if you have questions about your ability to invest, or visit our website, www.artisanfunds.com.

                           ARTISAN MID CAP VALUE FUND

PORTFOLIO MANAGEMENT TEAM

Artisan Mid Cap Value Fund is co-managed by Scott C. Satterwhite, CFA and James
C. Kieffer, CFA.

MR. SATTERWHITE is a Managing Director of Artisan Partners and a Vice President of Artisan Funds and has been Portfolio Co-Manager of Artisan Small Cap Value Fund and Artisan Partners' small-cap value strategy since inception. Prior to joining Artisan Partners in 1997, Mr. Satterwhite was Senior Vice President and Portfolio Manager at Wachovia Corporation. From 1993 to 1997, Mr. Satterwhite was Portfolio Manager of the Biltmore Special Values Fund, in addition to being a Personal Trust Portfolio Manager and Manager of the Georgia Personal Trust Portfolio Group. Mr. Satterwhite earned his BA degree from the University of the South and MBA from Tulane University.

MR. KIEFFER is a Managing Director of Artisan Partners and a Vice President of Artisan Funds, and has been Portfolio Co-Manager of Artisan Small Cap Value Fund since July 2000. Mr. Kieffer was an Analyst working with Mr. Satterwhite on Artisan Partners' small-cap value strategy, including the Small Cap Value Fund, from inception in September 1997 through June 2000. Prior to joining Artisan Partners, Mr. Kieffer was a Research Analyst from 1996 to 1997 at the investment firm McColl Partners. Mr. Kieffer began his investment career at Wachovia Corporation, working with Mr. Satterwhite from 1989 to 1996, initially as a Personal Trust Portfolio manager and later as a General Equities and Small-Cap Value Research Analyst in the institutional portfolio group. Mr. Kieffer holds a BA degree in Economics from Emory University.

Mr. Satterwhite and Mr. Kieffer became co-managers of Artisan Mid Cap Value Fund on November 19, 2001. Marina T. Carlson, CFA continues to co-manage Artisan Small Cap Fund.

STOCK SELECTION PROCESS

Artisan Mid Cap Value Fund invests in a diversified portfolio of medium-sized U.S. stocks that Artisan Partners believes are undervalued and provide a controlled level of risk. The Fund purchases a stock only at what Artisan Partners considers a bargain price ... a price that - because of market forces - is greatly below the value of the business as determined by Artisan Partners. In looking for bargains, Artisan Partners uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets. The Fund often finds investment opportunities in companies that have one or more of the following characteristics:

o TURNAROUNDS. At times, the Fund invests in companies that have had poor results, but that Artisan Partners believes will be able to improve substantially.

                                                               continued on back

o UNDISCOVERED OR UNSPONSORED STOCKS. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company may be little known to the investing public, so it may lack a following among investors and become undervalued.

o COMPANIES WITH HIDDEN ASSETS. Undervalued real estate, unrecognized business lines and other "hidden" assets may not be given enough credit by investors, providing investment opportunities for the Fund.

o COMPANIES IN THE PROCESS OF MAJOR CHANGE. A company's stock may not reflect positive change in the business until it shows up in financial results. Artisan Partners tries to identify investments for the Fund ahead of this broad recognition which, logically, can cause the stock's price to rise.

For the Fund to purchase a stock, a bargain price alone is not enough. To further control investment risk, Artisan Partners does its own in-depth financial analysis, looking for two other attributes:

o FINANCIAL STRENGTH. Artisan Partners favors companies with little debt and positive cash flow.

o FAVORABLE ECONOMICS. A company with acceptable returns on capital and free cash over its business cycle is less likely to experience eroding values over the long term.

MARKET CAPITALIZATION RANGE OF THE COMPANIES IN WHICH THE FUND MAY INVEST

Under ordinary circumstances, Artisan Mid Cap Value Fund is fully invested in equity securities and invests at least 80% of its net assets (at market value at the time of investment) in the common stocks of medium-sized companies. Artisan Mid Cap Value Fund defines a medium-sized company as one with a market capitalization between $1.2 billion and $10 billion.

The Fund's non-fundamental investment restriction relating to market capitalizations of portfolio securities has been amended, effective January 31, 2002, to provide that the Fund may not, under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of greater than $1.2 billion but less than $10 billion, in each case at the time of investment.

                             ARTISAN SMALL CAP FUND

CHANGE IN ANTICIPATED CLOSING LEVEL

Artisan Small Cap Fund intends to close to most new investors when it reaches about $400 million in total assets. See "Who is Eligible to Invest in a Closed Artisan Fund?" on page 30 of the prospectus for new account eligibility criteria.

                          ARTISAN SMALL CAP VALUE FUND

MARKET CAPITALIZATION RANGE OF THE COMPANIES IN WHICH THE FUND MAY INVEST

Under ordinary circumstances, the Artisan Small Cap Value Fund is fully invested in equity securities and invests at least 80% of its net assets (at market value at the time of investment) in the common stocks of small companies with market capitalizations less than $1.2 billion.

The Fund's non-fundamental investment restriction relating to market capitalizations of portfolio securities has been amended, effective March 31, 2002, to provide that the Fund may not, under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $1.2 billion, in each case at the time of investment.

    Supplement dated March 12, 2002 to the Prospectus of Artisan Mid Cap Fund
                  (Institutional Shares) dated November 1, 2001

                              ARTISAN MID CAP FUND


FUND CLOSED TO MOST NEW INVESTORS

Artisan Mid Cap Fund is now closed to most new investors. The Fund closed to limit the growth of its assets and to preserve the management team's ability to manage the Fund effectively for existing shareholders. Existing shareholders may make additional investments in the Fund's Institutional Shares and may reinvest dividends and capital gain distributions in Institutional Shares, even though the Fund has closed. The Fund will accept new accounts only from investors who satisfy new account eligibility requirements summarized below.

INVESTORS ELIGIBLE TO OPEN NEW ACCOUNTS

You may open a new account in the Fund's Institutional Shares only if you meet the minimum initial investment and other criteria set out in the Institutional Shares prospectus and:

o you are already a beneficial holder of Institutional Shares of the Fund (in your own name or as beneficial owner of shares held in someone else's name) (for example, a nominee or custodian holding Institutional Shares for the benefit of an institutional investor would not be eligible to open a new Institutional Shares account for its own benefit or for the benefit of another customer, but the institutional investor would be eligible to open a new account);

o you are the beneficial holder of shares of any of the Artisan Funds with a combined value of at least $5 million (held in your own name or by a nominee or custodian for your benefit); or

o you are a client of Artisan Partners, or you or your financial advisor have an existing business relationship with Artisan Partners or Artisan Funds and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners' ability to manage the Fund effectively.

Call us at 800.399.1770 if you have questions about your eligibility to invest in the Fund.